CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Steven Levin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Twistee Treat Corporation on Form 10-KSB for the year ended November 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10KSB fairly presents in all material respects the financial condition and results of operations of Twistee Treat Corporation.


                                   By: /s/ Steven Levin
                                       ----------------
                                   Name: Steven Levin
                                   Title: Principal Executive Officer



              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, James Tilton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Twistee Treat Corporation on Form 10-KSB for the year ended November 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10KSB fairly presents in all material respects the financial condition and results of operations of Twistee Treat Corporation.


                                   By: /s/ James Tilton
                                       ----------------
                                   Name: James Tilton
                                   Title: Chief Financial Officer